EXHIBIT 10.7.8

                                PROMISSORY NOTE

$500,000.00                                                       April 10, 2006
                                                                  Effective Date

      This Promissory Note is made and entered into in favor of Aegis NY Venture Fund LP, a New York limited partnership, as Lender (the "Lender") pursuant to that certain Loan and Security Agreement (the "LOAN AGREEMENT") entered into amongst SLM Holdings, Inc., a Delaware corporation (the "Borrower"), Sales Lead Management Inc. and Lender.

      1. DEFINITIONS. As used in this Promissory Note, the following terms shall have the following meanings. Capitalized terms that are used herein but are not defined herein shall have the meaning given such terms in the Loan Agreement.

            "BORROWER" means SLM Holdings Inc.

            "BUSINESS DAY" means any day other than a Saturday, a Sunday or any other day on which commercial banks in New York, New York are required or permitted by law to close.

            "EFFECTIVE DATE" means April 10, 2006.

            "LENDER" has the meaning given in the introductory paragraph.

            "LOAN AGREEMENT" has the meaning given in the introductory paragraph.
            "MATURITY DATE" means the second anniversary of the Closing Date.

            "NOTE" means this Promissory Note and all modifications, increases, replacements, renewals, and extensions of this Promissory Note..

      All terms used herein, whether or not defined in this Note, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

      2. PROMISE TO PAY. For value received, Borrower, unconditionally hereby promises to pay to the order of the Lender at its place of business located at 26 Century Hill Drive, Latham, New York 12110, electronically via ACH credit or at such other place as the holder of this Note may hereafter designate, the principal sum of Five Hundred Thousand Dollars and no/100 Dollars ($500,000.00) or so much thereof as may be advanced, in lawful money of the United States of America for the payment of private debts, together with interest on the unpaid principal balance from time to time owing hereon computed as set forth below:

      3. INTEREST RATE. Reference is made to the Loan Agreement for provisions affecting this Promissory Note regarding interest (including Default Interest) accruing on this Note. This Promissory Note is a Loan Document and, therefore, is subject to the provisions of the Loan Agreement.

      4. PAYMENTS. This Note is payable as follows:

      All accrued but unpaid interest on the outstanding principal balance of this Note shall be due and payable electronically via automatic debit ACH credit in arrears on a monthly basis, commencing with the

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last Business Day of the current month, and thereafter on each subsequent monthly anniversary, through and including the Maturity Date.

      Except as expressly provided herein or in the Loan Agreement (if applicable) to the contrary, all payments on this Note shall be applied in the following order of priority: (a) the payment or reimbursement of any expenses, costs or obligations (other than the outstanding principal balance hereof and interest hereon) for which Borrower shall be obligated or Lender shall be entitled pursuant to the provisions of this Note or the other Loan Documents,
(b) the payment of accrued but unpaid interest hereon, and (c) the payment of all or any portion of the principal balance hereof then outstanding hereunder. If an Event of Default exists under this Note, then Lender may, at the sole option of Lender, apply any such payments, at any time and from time to time, to any of the items specified in clauses (a), (b) or (c) above without regard to the order of priority otherwise specified in this SECTION 4 and any application to the outstanding principal balance hereof may be made in either direct or inverse order of maturity. Payments shall be made electronically via ACH credit and shall not constitute payment in immediately available funds until the required amount is actually received by Lender. Payments in immediately available funds received by Lender in the place designated for payment on a Business Day prior to 2:00 p.m. New York, New York time at said place of payment shall be credited prior to the close of business on the Business Day received, while payments received by Lender on a day other than a Business Day or after 2:00 p.m. New York, New York time on a Business Day shall not be credited until the next succeeding Business Day. If any payment of principal or interest on this Note shall become due and payable on a day other than a Business Day, such payment shall be made on the next succeeding Business Day. Acceptance by Lender of any payment in an amount less than the full amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due may become an Event of Default. Borrower agrees that all payments of any obligation due hereunder shall be final, and if any such payment is recovered in any bankruptcy, insolvency or similar proceedings instituted by or against Borrower, all obligations due hereunder shall be automatically reinstated in respect of the obligation as to which payment is so recovered.

      5. PREPAYMENT. Borrower may prepay this Note in part or in full without penalty as described in Section 2.9 of the Loan Agreement.

      6. WAIVER. Except as otherwise provided herein and in the other Loan Documents, Borrower hereby waives all notices of nonpayment, demands for payment, presentments for payment, notices of intention to accelerate maturity, notices of actual acceleration of maturity, grace, protests, notices of protest, and any other demands or notices of any kind as to this Note, diligence in collection hereof and in bringing suit hereon, and any notice of, or defense on account of, the extension of time of payments or change in the method of payments, and without further notice hereby consents to any and all renewals and extensions in the time of payment hereof either before or after maturity and the release of any party primarily or secondarily liable hereon. Borrower agrees that Lender's acceptance of partial or delinquent payments, or failure of Lender to exercise any right or remedy contained herein or in any instrument given as security for the payment of this Note shall not be a waiver of any obligation of Borrower to Lender or constitute waiver of any similar default subsequently occurring. The holder of this Note is entitled to the benefits and security provided for in the Loan Documents.

      7. EVENTS OF DEFAULT AND REMEDIES. Reference is made to the Loan Agreement for provisions affecting this Promissory Note regarding Defaults and Events of Default and the rights and remedies of the Lender upon the occurrence of a Default or an Event of Default.

      8. GOVERNING LAW AND VENUE. THIS NOTE IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN NEW YORK COUNTY, NEW YORK AND THE INTERNAL LAWS (WITHOUT REGARD TO CONFLICT OF LAW PRICIPLES) OF

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SUCH STATE SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND
INTERPRETATION OF THIS NOTE, EXCEPT TO THE EXTENT FEDERAL LAWS OTHERWISE GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS NOTE. ALL LEGAL ACTIONS RELATED TO THIS NOTE SHALL BE BROUGHT IN THE APPROPRIATE COURT OF LAW LOCATED IN NEW YORK COUNTY, NEW YORK, TO THE EXCLUSION OF ALL OTHER VENUES.

      9. WAIVER OF JURY TRIAL. BORROWER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY KNOWINGLY, INTENTIONALLY, IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS NOTE OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR BORROWER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

      10. MISCELLANEOUS.

            (a) Notices or communications to be given under this Note shall be given to the respective parties in writing as set forth in the Loan Agreement.

            (b) Time is of the essence of this Note.

            (c) This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, termination or discharge is sought.

            (d) This Note is secured by the Security Documents to which reference is hereby made for a description of the collateral, the nature and extent of the security, and the rights of the Lender in respect thereof.

            (e) This Note and all the covenants, promises and agreements contained herein shall be binding upon Borrower's successors, assigns, heirs and personal representatives and inure to the benefit of Lender's successors and assigns.

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            (f) If any provision of this Note or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of this Note nor the application of such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by applicable law.

      Effective April 10, 2006.

                                                  BORROWER:

                                                  SLM HOLDINGS, INC.

                                                  By: /s/ Jason Bishara
                                                     ---------------------
                                                     Name: Jason Bishara
                                                     Title: CEO

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